UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2004

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

333-75369	PPL Transition Bond Company, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street, GENGA2E Allentown, PA 18101-1179 (610) 774-7934	23-3004428

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure

On November 9, 2004, PPL Transition Bond Company, LLC (the "Company") filed a Form 15 with the Securities and Exchange Commission (the "SEC"), which suspends the Company's duty to file reports with the SEC under the Securities Exchange Act of 1934. The Company's obligation to file such reports began in 1999 following its issuance of $2.42 billion of Transition Bonds, Series 1999-1 (the "Bonds"). Four classes of the Bonds currently are outstanding: 6.83% Bonds due 2007 (Class A-5); 6.96% Bonds due 2007 (Class A-6); 7.05% Bonds due 2009 (Class A-7); and 7.15% Bonds due 2009 (Class A-8). Under applicable SEC rules, the Company no longer is obligated to file such reports because there currently are only 66 holders of record of the Bonds.

The Company continues to be bound by the terms of the Indenture dated as of August 10, 1999, between the Company and The Bank of New York, as Trustee, and the 1999-1 Series Supplement thereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL TRANSITION BOND COMPANY, LLC
By:	/s/ James S. Pennington James S. Pennington Manager

Dated:November 10, 2004